EXHIBIT E

HISTORICAL PERFORMANCE

Allianz Life periodically advertises performance of the investment options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number, reflected in the charts below, reflects the deduction of the annual insurance charge of 0.60%, or 2% with the LifeFund Benefits, and the Portfolio expenses, but not the annual surrender charges, premium fees, administrative charges, rider charges, the No Lapse Guarantee charges, or cost of insurance charge. If they were included performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance may be shown from sub-account inception or, if earlier, investment option inception. Performance information for the investment options may also be advertised; see the investment option prospectuses for more information.

Upon request, Allianz Life will accompany the returns of the Investment Options with an illustration as described in Appendix A to the Prospectus. The illustration will show you how Policy Values, Cash Surrender Values and death benefits of your Policy will change with the investment experience of the portfolios. The Policy Values, Cash Surrender Values and death benefits in the illustration will take into account all charges and deductions against the Policy. The illustration is hypothetical and may not be used to project or predict investment results. It will be based on the attained age, sex, (where permitted by state law) and rate class of the proposed insured for the Face Amount or premium requested.

Since the rates of return in the charts below do not reflect all charges, they are not illustrative of how actual investment performance will affect benefits under the Policy. For a discussion of Policy charges, please see section 4 - Expenses in the Prospectus.

Any performance advertised will be based on historical data. It does not guarantee future results of the investment options.



LIFE FUND - PERFORMANCE SINCE SUB-ACCOUNT INCEPTION
WITHOUT AND WITHOUT LIFE FUND BENEFIT ANNUAL INSURANCE CHARGES
TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001:

------------------------------------------------------------------------------------------------------------------------------------
                                                COLUMN I (WITHOUT CHARGES)                  COLUMN II (WITH CHARGES)
                               SEPARATE ACCOUNT
                                   INCEPTION      ONE     THREE    FIVE    TEN     SINCE     ONE     THREE   FIVE     TEN  SINCE
INVESTMENT OPTION                    DATE        YEAR     YEAR     YEAR   YEAR   INCEPTION  YEAR     YEAR    YEAR    YEAR INCEPTION
                             IN INVESTMENT OPTION   %       %        %      %        %        %        %       %       %        %
------------------------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and      11/5/2001      N/A     N/A      N/A     N/A     4.57     N/A      N/A      N/A     N/A   4.35
Income
USAZ Alliance Capital Large Cap       11/5/2001      N/A     N/A      N/A     N/A     5.40     N/A      N/A      N/A     N/A   5.18
Growth
USAZ Alliance Capital Technology      11/5/2001      N/A     N/A      N/A     N/A     7.60     N/A      N/A      N/A     N/A   7.37
Davis VA Financial                    11/5/2001      N/A     N/A      N/A     N/A     6.22     N/A      N/A      N/A     N/A   5.99
Davis VA Value                        11/5/2001      N/A     N/A      N/A     N/A     6.35     N/A      N/A      N/A     N/A   6.13
Franklin Global Communications        1/24/1989   -29.82  -13.55    -2.09    2.70     5.41  -30.80   -14.75    -3.45    1.27   3.96
Securities - Class 21,2
Franklin Growth and Income            1/24/1989    -2.86    4.47     9.29   10.22     9.49   -4.22     3.01     7.77    8.69   7.99
Securities - Class 21,2
Franklin High Income - Class 21,2     1/24/1989     3.55   -3.98    -0.30    5.54     5.63    2.11    -5.31    -1.69    4.07   4.18
Franklin Income Securities - Class    11/11/1989    0.15    4.99     6.36    8.52     9.42   -1.25     3.53     4.88    7.01   7.90
21,2
Franklin Large Cap Growth              5/1/1996   -11.96    6.38    11.10     N/A    12.14  -13.19     4.90     9.56     N/A  10.58
Securities - Class 21,2
Franklin Real Estate - Class 21,2     1/24/1989     7.24    9.30     5.31   10.41     9.57    5.74     7.78     3.85    8.88   8.06
Franklin Rising Dividends             1/27/1992    12.88    6.61    11.23     N/A    10.55   11.31     5.13     9.69     N/A   9.03
Securities - Class 21,2
Franklin Small Cap - Class 21,2       11/1/1995   -15.76   11.69     9.86     N/A    12.66  -16.93    10.13     8.34     N/A  11.09
Franklin Small Cap Value Securities    5/1/1998    13.11   12.31      N/A     N/A     2.61   11.53    10.75      N/A     N/A   1.18
- Class 21,2
Franklin U.S. Government - Class 22   3/14/1989     6.72    5.12     6.16    6.20     7.03    5.23     3.66     4.68    4.73   5.55
Franklin Zero Coupon 2005 - Class     3/14/1989     8.28    4.26     7.02    8.14     9.14    6.77     2.81     5.53    6.64   7.62
11,2
Franklin Zero Coupon 2010 - Class     3/14/1989     4.99    2.63     7.34    9.00     9.67    3.52     1.20     5.84    7.48   8.15
11,2
Mutual Discovery Securities - Class   11/8/1996    -0.37   10.24     8.47     N/A     8.61   -1.76     8.71     6.96     N/A   7.11
21,2
Mutual Shares Securities - Class      11/8/1996     6.40   10.58     9.50     N/A     9.93    4.91     9.04     7.98     N/A   8.41
21,2
Templeton Developing Markets          3/15/1994    -8.63   -0.70    -7.09     N/A    -2.62   -9.91    -2.08    -8.39     N/A  -3.97
Securities - Class 21,2,3
Templeton Foreign Securities -        1/27/1992   -16.50   -0.44     2.83     N/A     6.80  -17.67    -1.83     1.40     N/A   5.32
Class 21,2,4
Templeton Growth Securities - Class   3/15/1994    -1.90    5.93     7.75     N/A     9.39   -3.28     4.45     6.25     N/A   7.87
21,2
USAZ Templeton Developed Markets      11/5/2001      N/A     N/A      N/A     N/A     2.41     N/A      N/A      N/A     N/A   2.19
SP Jennison International Growth       5/1/2001      N/A     N/A      N/A     N/A   -25.69     N/A      N/A      N/A     N/A -26.38
SP Strategic Partners Focused Growth   5/1/2001      N/A     N/A      N/A     N/A   -15.10     N/A      N/A      N/A     N/A -15.89
Oppenheimer Global Securities/VA      11/5/2001      N/A     N/A      N/A     N/A     6.18     N/A      N/A      N/A     N/A   5.96
Oppenheimer High Income/VA            11/5/2001      N/A     N/A      N/A     N/A     2.67     N/A      N/A      N/A     N/A   2.45
Oppenheimer Main Street Growth &      11/5/2001      N/A     N/A      N/A     N/A     3.51     N/A      N/A      N/A     N/A   3.28
Income/VA
PIMCO VIT High Yield - Admin. Class   11/5/2001      N/A     N/A      N/A     N/A     1.50     N/A      N/A      N/A     N/A   1.28
PIMCO VIT StocksPLUS Growth &         11/5/2001      N/A     N/A      N/A     N/A     3.84     N/A      N/A      N/A     N/A   3.62
Income - Admin. Class
PIMCO VIT Total Return - Admin.       11/5/2001      N/A     N/A      N/A     N/A    -1.71     N/A      N/A      N/A     N/A  -1.92
Class
USAZ PIMCO Growth and Income          11/5/2001      N/A     N/A      N/A     N/A     1.54     N/A      N/A      N/A     N/A   1.32
USAZ PIMCO Renaissance                11/5/2001      N/A     N/A      N/A     N/A    10.10     N/A      N/A      N/A     N/A   9.86
USAZ PIMCO Value                      11/5/2001      N/A     N/A      N/A     N/A     9.53     N/A      N/A      N/A     N/A   9.29
Seligman Small-Cap Value - Class 1    11/5/2001      N/A     N/A      N/A     N/A    15.55     N/A      N/A      N/A     N/A  15.30
USAZ Money Market                     11/5/2001      N/A     N/A      N/A     N/A     0.08     N/A      N/A      N/A     N/A  -0.13
USAZ Van Kampen Aggressive Growth      5/1/2001      N/A     N/A      N/A     N/A   -19.32     N/A      N/A      N/A     N/A -20.08
USAZ Van Kampen Comstock               5/1/2001      N/A     N/A      N/A     N/A    -6.01     N/A      N/A      N/A     N/A  -6.88
USAZ Van Kampen Emerging Growth        5/1/2001      N/A     N/A      N/A     N/A    -8.17     N/A      N/A      N/A     N/A  -9.02
USAZ Van Kampen Growth and Income      5/1/2001      N/A     N/A      N/A     N/A    -2.80     N/A      N/A      N/A     N/A  -3.71
USAZ Van Kampen Growth                 5/1/2001      N/A     N/A      N/A     N/A    -4.28     N/A      N/A      N/A     N/A  -5.18
------------------------------------------------------------------------------------------------------------------------------------

1.Ongoing stock market volatility can dramatically change the Investment Options' short-term performance; current results may differ.

2.Because Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton Developing Markets Securities Fund and Templeton
Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of
Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

3.For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

4.For Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of Templeton
International Fund.

There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM
International  Equity,  Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging
Growth Investment Options because they were first offered under this Policy as of May 1, 2002.




LIFE FUND - PERFORMANCE SINCE PORTFOLIO INCEPTION
WITHOUT AND WITH LIFE FUND BENEFIT ANNUAL INSURANCE CHARGES
TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001:

                                                COLUMN I (WITHOUT CHARGES)                  COLUMN II (WITH CHARGES)
------------------------------------------------------------------------------------------------------------------------------------
                               INVESTMENT OPTION
                                   INCEPTION      ONE     THREE    FIVE    TEN     SINCE     ONE     THREE   FIVE     TEN    SINCE
INVESTMENT OPTION                    DATE        YEAR     YEAR     YEAR   YEAR   INCEPTION  YEAR     YEAR    YEAR    YEAR  INCEPTION
                                                    %       %        %      %        %        %        %       %       %        %
------------------------------------------------------------------------------------------------------------------------------------
USAZ Alliance Capital Growth and      11/5/2001   N/A      N/A     N/A      N/A       4.57     N/A      N/A      N/A     N/A  4.35
Income
USAZ Alliance Capital Large Cap       11/5/2001   N/A      N/A     N/A      N/A        5.4     N/A      N/A      N/A     N/A  5.18
Growth
USAZ Alliance Capital Technology      11/5/2001   N/A      N/A     N/A      N/A        7.6     N/A      N/A      N/A     N/A  7.37
Davis VA Financial                     7/1/1999   -10.91   N/A     N/A      N/A       2.87  -12.16      N/A      N/A     N/A  1.44
Davis VA Value                         7/1/1999   -10.93   N/A     N/A      N/A      -0.39  -12.18      N/A      N/A     N/A -1.78
Franklin Global Communications        1/24/1989   -29.82  -13.55    -2.09     2.7     5.41  -30.80   -14.75    -3.45    1.27  3.96
Securities - Class 21,2
Franklin Growth and Income            1/24/1989    -2.86    4.47     9.29   10.22     9.49   -4.22     3.01     7.77    8.69  7.99
Securities - Class 21,2
Franklin High Income - Class 21,2     1/24/1989     3.55   -3.98     -0.3    5.54     5.63    2.11    -5.31    -1.69    4.07  4.18
Franklin Income Securities - Class    1/24/1989     0.15    4.99     6.36    8.52     9.25   -1.25     3.53     4.88    7.01  7.76
21,2
Franklin Large Cap Growth              5/1/1996   -11.96    6.38     11.1   N/A      12.14  -13.19     4.90     9.56     N/A 10.58
Securities - Class 21,2
Franklin Real Estate - Class 21,2     1/24/1989     7.24     9.3     5.31   10.41     9.57    5.74     7.78     3.85    8.88  8.06
Franklin Rising Dividends             1/27/1992    12.88    6.61    11.23   N/A      10.55   11.31     5.13     9.69     N/A  9.03
Securities - Class 21,2
Franklin Small Cap - Class 21,2       11/1/1995   -15.76   11.69     9.86   N/A      12.66  -16.93    10.13     8.34     N/A 11.09
Franklin Small Cap Value Securities    5/1/1998    13.11   12.31   N/A      N/A       2.61   11.53    10.75      N/A     N/A  1.18
- Class 21,2
Franklin U.S. Government - Class 22   3/14/1989     6.72    5.12     6.16     6.2     7.03    5.23     3.66     4.68    4.73  5.55
Franklin Zero Coupon 2005 - Class     3/14/1989     8.28    4.26     7.02    8.14     9.14    6.77     2.81     5.53    6.64  7.62
11,2
Franklin Zero Coupon 2010 - Class     3/14/1989     4.99    2.63     7.34       9     9.67    3.52     1.20     5.84    7.48  8.15
11,2
Mutual Discovery Securities - Class   11/8/1996    -0.37   10.24     8.47   N/A       8.61   -1.76     8.71     6.96     N/A  7.11
21,2
Mutual Shares Securities - Class      11/8/1996      6.4   10.58      9.5   N/A       9.93    4.91     9.04     7.98     N/A  8.41
21,2
Templeton Developing Markets          3/15/1994    -8.63    -0.7    -7.09   N/A      -2.62   -9.91    -2.08    -8.39     N/A -3.97
Securities - Class 21,2,3
Templeton Foreign Securities -        1/27/1992    -16.5   -0.44     2.83   N/A        6.8  -17.67    -1.83     1.40     N/A  5.32
Class 21,2,4
Templeton Growth Securities - Class   3/15/1994     -1.9    5.93     7.75   N/A       9.39   -3.28     4.45     6.25     N/A  7.87
21,2
USAZ Templeton Developed Markets      11/5/2001   N/A      N/A     N/A      N/A       2.41     N/A      N/A      N/A     N/A  2.19
SP Jennison International Growth      12/15/2000  -36.31   N/A     N/A      N/A     -35.32  -37.20      N/A      N/A     N/A-36.22
SP Strategic Partners Focused Growth  12/15/2000  -16.23   N/A     N/A      N/A     -19.74  -17.40      N/A      N/A     N/A-20.86
Oppenheimer Global Securities/VA      11/12/1990  -12.57   12.89    14.71   13.22     12.1  -13.79    11.32    13.11   11.65 10.54
Oppenheimer High Income/VA            4/30/1986     1.36    0.18     2.26    8.06      9.3   -0.06    -1.22     0.84    6.56  7.78
Oppenheimer Main Street Growth &       7/5/1995    -10.7   -0.68     6.07   N/A      12.97  -11.95    -2.06     4.59     N/A 11.40
Income/VA
PIMCO VIT High Yield - Admin. Class   4/30/1998     1.74    0.88   N/A      N/A       1.09    0.32    -0.53      N/A     N/A -0.31
PIMCO VIT StocksPLUS Growth &         12/31/1997  -11.97   -1.92   N/A      N/A        5.1  -13.20    -3.29      N/A     N/A  3.64
Income - Admin. Class
PIMCO VIT Total Return - Admin.       12/31/1997    7.74    5.26   N/A      N/A       5.92    6.23     3.79      N/A     N/A  4.45
Class
USAZ PIMCO Growth and Income          11/5/2001   N/A      N/A     N/A      N/A       1.54     N/A      N/A      N/A     N/A  1.32
USAZ PIMCO Renaissance                11/5/2001   N/A      N/A     N/A      N/A       10.1     N/A      N/A      N/A     N/A  9.86
USAZ PIMCO Value                      11/5/2001   N/A      N/A     N/A      N/A       9.53     N/A      N/A      N/A     N/A  9.29
Seligman Small-Cap Value - Class 1     5/1/1998    22.78   29.71   N/A      N/A      17.44   21.06    27.91      N/A     N/A 15.80
USAZ Money Market                      2/1/2000     2.65   N/A     N/A      N/A       3.81    1.22      N/A      N/A     N/A  2.36
USAZ Van Kampen Aggressive Growth      5/1/2001   N/A      N/A     N/A      N/A     -19.32     N/A      N/A      N/A     N/A-20.08
USAZ Van Kampen Comstock               5/1/2001   N/A      N/A     N/A      N/A      -6.01     N/A      N/A      N/A     N/A -6.88
USAZ Van Kampen Emerging Growth        5/1/2001   N/A      N/A     N/A      N/A      -8.17     N/A      N/A      N/A     N/A -9.02
USAZ Van Kampen Growth and Income      5/1/2001   N/A      N/A     N/A      N/A       -2.8     N/A      N/A      N/A     N/A -3.71
USAZ Van Kampen Growth                 5/1/2001   N/A      N/A     N/A      N/A      -4.28     N/A      N/A      N/A     N/A -5.18
-----------------------------------------------------------------------------------------------------------------------------------

1.Ongoing stock market volatility can dramatically change the Investment Options' short-term performance; current results may differ.

2.Because Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton Developing Markets Securities Fund and Templeton
Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of
Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

3.For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

4.For Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of Templeton
International Fund.

There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM
International Equity, Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging
Growth Investment Options because they were first offered under this Policy as of May 1, 2002.




INVESTMENT OPTION PERFORMANCE (NO CONTRACT CHARGES)

Total Return for the periods ended December 31, 2001
--------------------------------------------------------------------------------------------
                                                         ONE     FIVE       TEN       SINCE
INVESTMENT OPTION                                       YEAR     YEAR      YEAR     INCEPTION
                                                          %        %         %          %


USAZ Alliance Capital Growth and Income                   N/A       N/A       N/A        4.67
USAZ Alliance Capital Large Cap Growth                    N/A       N/A       N/A        5.50
USAZ Alliance Capital Technology                          N/A       N/A       N/A        7.70
Davis VA Financial                                     -10.37       N/A       N/A        3.48
Davis VA Value                                         -10.39       N/A       N/A        0.21
Franklin Global Communications Securities - Class      -29.40     -1.50      3.40        6.03
21,2
Franklin Growth and Income Securities - Class 21,2      -2.28      9.94     11.22       10.15
Franklin High Income - Class 21,2                        4.18      0.30      6.20        6.25
Franklin Income Securities - Class 21,2                  0.76      7.00      9.26        9.91
Franklin Large Cap Growth Securities - Class 21,2      -11.43     11.77       N/A       12.82
Franklin Real Estate - Class 21,2                        7.88      5.94     11.45       10.22
Franklin Rising Dividends Securities - Class 21,2       13.57     11.90       N/A       11.22
Franklin Small Cap - Class 21,2                        -15.25     10.53       N/A       13.45
Franklin Small Cap Value Securities - Class 21,2        13.79       N/A       N/A        3.23
Franklin U.S. Government - Class 22                      7.37      6.79      6.91        7.69
Franklin Zero Coupon 2005 - Class 11,2                   8.93      7.66      8.93        9.80
Franklin Zero Coupon 2010 - Class 11,2                   5.62      7.98      9.87       10.34
Mutual Discovery Securities - Class 21,2                 0.24      9.12       N/A        9.27
Mutual Shares Securities - Class 21,2                    7.04     10.16       N/A       10.60
Templeton Developing Markets Securities - Class         -8.08    -11.78       N/A      -11.10
21,2,3
Templeton Foreign Securities-Class 21,2,4              -15.99      4.63       N/A        9.64
Templeton Growth Securities-Class 21,2                  -1.31      8.40       N/A       10.05
USAZ Templeton Developed Markets                          N/A       N/A       N/A        2.50
SP Jennison International Growth                       -35.92       N/A       N/A      -37.67
SP Strategic Partners Focused Growth                   -20.80       N/A       N/A      -19.93
Oppenheimer Global Securities/VA                       -12.04     15.40     13.91          NA
Oppenheimer High Income/VA                               1.97      2.87      8.71          NA
Oppenheimer Main Street Growth & Income/VA             -10.16      6.71       N/A       13.67
PIMCO VIT High Yield - Admin. Class                      2.35       N/A       N/A        1.70
PIMCO VIT StocksPLUS Growth & Income - Admin. Class    -11.43       N/A       N/A        5.73
PIMCO VIT Total Return - Admin. Class                    8.37       N/A       N/A        6.55
USAZ PIMCO Growth and Income                              N/A       N/A       N/A        1.63
USAZ PIMCO Renaissance                                    N/A       N/A       N/A       10.20
USAZ PIMCO Value                                          N/A       N/A       N/A        9.63
Seligman Small-Cap Value - Class 1                      23.52       N/A       N/A       18.14
USAZ Money Market                                        3.27       N/A       N/A        4.24
USAZ Van Kampen Aggressive Growth                         N/A       N/A       N/A      -19.00
USAZ Van Kampen Comstock                                  N/A       N/A       N/A       -5.63
USAZ Van Kampen Emerging Growth                           N/A       N/A       N/A       -7.80
USAZ Van Kampen Growth and Income                         N/A       N/A       N/A       -2.41
USAZ Van Kampen Growth                                    N/A       N/A       N/A       -3.90

1.Ongoing stock market volatility can dramatically change the Investment Options' short-term performance; current results may differ.

2.Because Class 2 shares were not offered until 1/6/99 (or 5/1/97 for Templeton Developing Markets Securities Fund and Templeton
Foreign Securities Fund), standardized Class 2 Investment Option performance for prior periods represents historical results of
Class 1 shares. For periods beginning 1/6/99 (or 5/1/97), Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

3.For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

4.For Templeton Foreign Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of Templeton
International Fund.

There is no performance shown for the USAZ AIM Basic Value, USAZ AIM Blue Chip, USAZ AIM Dent Demographic Trends, USAZ AIM
International Equity, Dreyfus Small Cap Stock Index, Dreyfus Stock Index, Jennison 20/20 Focus and the USAZ Oppenheimer Emerging
Growth Investment Options because they were first offered under this Policy as of May 1, 2002.
